SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 26, 2006


                          CITIZENS BANKING CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           000-10535                  Michigan               38-2378932
   (Commission File Number)       (State or Other          (IRS Employer
                                   Jurisdiction        Identification Number)
                                 of Incorporation)

   328 South Saginaw Street,
        Flint, Michigan                                        48502
     (Address of Principal                                   (Zip Code)
      Executive Offices)

                                 (810) 766-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
/X/ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AGREEMENT AND PLAN OF MERGER

On June 26, 2006, Citizens Banking Corporation ("Citizens") and Republic Bancorporation Inc. ("Republic"), announced they had entered into an Agreement and Plan of Merger, dated as of June 26, 2006 (the "Merger Agreement"), pursuant to which Republic will merge (the "Merger") with and into Citizens, with Citizens continuing as the surviving corporation.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, each holder of Republic common stock will have the right, subject to proration, to elect to receive, for each such share of Republic common stock, cash or Citizens common stock, in either case having a value equal to $2.08 plus 0.4378 of a share of Citizens common stock. Based on Citizens' closing Nasdaq stock price of $27.03 on Monday, June 26, 2006, the transaction is valued at $13.86 per Republic share, for a total transaction value of approximately $1.048 billion. Republic stock options that are outstanding as of the closing will be converted into options on shares of Citizens common stock in connection with the closing, with appropriate adjustment to the number of shares and exercise price to reflect the Merger. Each outstanding Republic restricted share will be converted into the right to receive shares of Citizens common stock based on the implied exchange ratio in the Merger.

The Merger Agreement contains customary representations, warranties and covenants of Republic and Citizens, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. The board of directors of each company has adopted a resolution recommending approval and adoption by its respective shareholders, and each company has agreed to submit the Merger Agreement to its respective shareholders for consideration. Citizens and Republic have each also agreed not to (i) solicit proposals relating to alternative business combination transactions or
(ii) subject to certain exceptions, enter into discussions or an agreement concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (i) have been qualified by disclosures made to the other party in connection with the Merger Agreement, (ii) will not survive consummation of the Merger, (iii) in many cases are subject to a material adverse effect standard contained in Section 3.1 of the Merger Agreement which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.

Completion of the Merger is subject to customary conditions, including (i) receipt of the requisite approvals of the holders of Republic and Citizens common stock, (ii) receipt of regulatory approvals, and (iii) absence of any law or order prohibiting the closing. In addition, each party's obligation to complete the Merger is subject to certain other conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) material compliance of the other party with its covenants and (iii) the delivery of customary opinions from counsel to Republic and counsel to Citizens to the effect that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

Under the Merger Agreement, upon completion of the Merger the board directorships of the surviving corporation will be allocated between directors of Citizens and their nominees ("Citizens Directors"), and directors of Republic and their nominees ("Republic Directors"), such that until the 2008 shareholders' meeting, the board will be composed of nine Citizens Directors and seven Republic Directors. Thereafter until the 2009 shareholders' meeting, the board will be composed of eight Citizens Directors and six Republic Directors. Thereafter until the 2010 shareholders' meeting, the board will be composed of seven Citizens Directors and five Republic Directors. These provisions will be included in a new Citizens bylaw provision to be adopted in connection with the completion of the Merger.

Each of the committees of the board will consist of Citizens Directors and Republic Directors in approximately the same proportion as the entire board. The Merger Agreement provides that Citizens Directors will chair three board committees and a Republic Director will chair one board committee. In addition, Citizens Bank Wealth Manage-

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ment's board, which will be chaired by Republic's current chairman, Jerry
Campbell, will be composed of eight Citizens Directors and six Republic
Directors.

Mr. Campbell will serve as Chairman of the board of the surviving corporation for the first year following the Merger, after which William Hartman will serve as Chairman through 2012. Mr. Hartman will serve as CEO of the surviving corporation through 2010, during which time Dana Cluckey will serve as President & COO. Mr. Cluckey will serve as CEO from such date through 2011.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

EMPLOYMENT AGREEMENT

In connection with the execution of the Merger Agreement, Citizens entered into an employment agreement (the "Employment Agreement") with William R. Hartman, Citizens' Chairman, President and Chief Executive Officer, with a term commencing upon completion of the Merger and ending on December 30, 2012. Upon completion of the Merger, the Employment Agreement will supersede Mr. Hartman's existing agreement with us. Under the Employment Agreement, Mr. Hartman will serve as the Chief Executive Officer of Citizens from the effective date of the Merger until December 31, 2010 and as Executive Chairman of Citizens from January 1, 2011 to December 31, 2012. Mr. Hartman will also continue as a member of the Citizens board of directors and will serve as the Chairman of the board beginning on the first anniversary of the completion of the Merger. While serving as CEO, Mr. Hartman will receive an annual base salary of at least $740,000, will have a target annual bonus of no less than 75% of his annual base salary and will receive annual equity incentive awards on terms and conditions no less favorable than those provided to other senior executives of Citizens. In addition, equity incentive awards granted to Mr. Hartman prior to December 31, 2010 will vest no later than December 31, 2010. While serving as Executive Chairman, Mr. Hartman's annual base salary, which will be no less than 50% of his final annual base salary while serving as CEO, annual bonus and annual equity incentive awards will be determined by Citizens' compensation committee in its sole discretion. In addition, the Employment Agreement amends Mr. Hartman's supplemental retirement agreement to provide for a normal retirement age of 62.5 instead of 65, to permit him to elect the form of his retirement benefit, including a lump sum option and to provide that, in the event he dies while employed by Citizens, his spouse will be entitled to his benefit determined as if he had retired as of the date of death. Mr. Hartman will be entitled to employee benefits, fringe benefits and perquisites on a basis no less favorable than those provided to other senior executives of Citizens, which will include tax grossed-up club fees and dues. Mr. Hartman and his spouse will also be eligible participate in Citizens' group healthcare programs for retirees at their expense. Mr. Hartman's existing change in control and indemnification agreements will remain in effect, although he has waived his rights under the change in control agreement in connection with the Merger.

In the event that, during the term, Mr. Hartman's employment is terminated by Citizens without "cause" or by Mr. Hartman for "good reason", he will receive a lump sum payment consisting of accrued amounts, including a pro-rata target bonus for the year of termination, and an amount equal to the sum of his base salary and target bonus, multiplied by the greater of three and the number of days remaining until December 31, 2010, divided by 365. In addition, all of his equity compensation awards will vest and generally remain exercisable for their full term and Mr. Hartman and his eligible dependents will be entitled to continued welfare benefits for the three-year period following the date of termination. The Employment Agreement also entitles Mr. Hartman to an excise tax gross up in respect of any payments and benefits received in connection with a change in control of Citizens that exceed the limit under Section 280G of the Internal Revenue Code and contains certain restrictive covenants, including non-solicitation and non-competition restrictions during the employment period and for two years after termination of his employment for any reason.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                      * * *

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SAFE HARBOR STATEMENT
Discussions in this release that are not statements of historical fact (including statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Citizens and Republic, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Citizens or Republic shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; deposit attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; divestitures assumed and/or required; potential conditions that may affect the tax-free status of the Republic stock exchange for Citizens' common shares; and unfavorable changes in economic and business conditions or the regulatory environment. Additional factors that may affect future results are contained in Citizens' and Republic's filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Citizens and Republic disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

ADDITIONAL INFORMATION
In connection with the proposed merger, Citizens and Republic will file a joint proxy statement/prospectus with the Securities and Exchange Commission ("SEC"). Investors and security holders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Citizens and Republic with the SEC at the SEC's website at http://www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and each company's other filings with the SEC may also be obtained by accessing Citizens' website at http://www.citizensonline.com under the Investor Relations section or by accessing Republic's website at http://www.republicbancorp.com under the Investor Relations section.

Citizens and Republic and their respective directors, executive officers and other members of their management may be soliciting proxies from their respective shareholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Citizens' shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Citizens with the SEC on March 22, 2006, and information concerning persons who may be considered participants in the solicitation of Republic's shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Republic with the SEC on March 14, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.    NUMBER DESCRIPTION
Exhibit 2.1    Agreement and Plan of Merger, dated as of June 26, 2006, by and between Citizens Banking Corporation and Republic Bancorp Inc.
Exhibit 99.1   Employment Agreement, dated as of June 26, 2006, by and between
               Citizens Banking Corporation and William R. Hartman

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CITIZENS BANKING CORPORATION


                                    By:   /s/ Thomas W. Gallagher
                                          ------------------------------
                                          Thomas W. Gallagher
                                          Its: General Counsel and Secretary

Date: June 30, 2006

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EXHIBIT INDEX

EXHIBIT NO.    NUMBER DESCRIPTION
Exhibit 2.1    Agreement and Plan of Merger, dated as of June 26, 2006, by and between Citizens Banking Corporation and Republic Bancorp Inc.
Exhibit 99.1   Employment Agreement, dated as of June 26, 2006, by and between
               Citizens Banking Corporation and William R. Hartman